                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                       ILLINI   CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

-------------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OF ILLINI CORPORATION

--------------------------------------------------------------------------------



TO THE SHAREHOLDERS OF
ILLINI CORPORATION:

The Annual Meeting of Shareholders of Illini Corporation will be held at Illini Bank, 3200 West Iles Avenue, Springfield, Illinois, on Thursday, April 16, 1998, at 10:00 a.m. local time for the purpose of:

          l. The election of six Directors, each of whom is to hold office for a term of three years and until their successors have been duly elected and qualified.

          2. The ratification of approval of KPMG Peat Marwick LLP as independent auditors for 1998.

          3. Transaction of other business that may be properly brought before the meeting or any adjournment thereof.

The close of business on March 20, 1998 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.


                              BY RESOLUTION OF THE BOARD OF DIRECTORS



                              Ronald E. Cramer
                              Secretary



SPRINGFIELD, ILLINOIS
MARCH 20, 1998

ILLINI CORPORATION
3200 West Iles Avenue
Springfield, Illinois 62707


                  PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 16, 1998

This proxy statement is furnished in connection with the solicitation by the Board of Directors, each a "Director" and collectively, the "Directors" of Illini Corporation ("Illini"), an Illinois corporation, of proxies for use at the Annual Meeting of Shareholders of Illini to be held at 10:00 A.M. local time, Thursday, April 16, 1998, at Illini Bank, 3200 West Iles Avenue, Springfield, Illinois, and any adjournments thereof. The Board of Directors has fixed the close of business on March 20, 1998, as the record date for determining shareholders entitled to notice of, and to vote at the Annual Meeting. On the record date, Illini had 448,456 outstanding shares of $10.00 par value common stock (the "Common Stock"), all of which are entitled to vote at the annual meeting. This proxy statement and form of proxy are first being mailed to Illini's shareholders on or about March 20, 1998.

The proxy provides instructions for voting for all Director nominees or for withholding authority to vote for one or more Director nominees.
Shareholders have cumulative voting rights in the election of Directors. Accordingly, each shareholder is entitled to such number of votes as equals the number of shares owned by him as of the record date multiplied by the number of Directors to be elected (6), all of which votes may be cast for one nominee or distributed among two or more nominees as the shareholder may see fit. There are no state-prescribed requirements that shareholders must meet prior to making use of cumulative voting. On all other matters, shareholders are entitled one vote per share.

Shares of Common Stock represented by properly executed proxies received by Illini will be voted at the meeting in accordance with instructions thereon. If there are no such instructions, the shares will be voted by the proxy holders at their discretion FOR the election of the six nominees listed below, FOR the ratification of approval of KPMG Peat Marwick LLP as independent auditors for 1998 and in the discretion of the proxy holders on other matters. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes on any item to be voted upon and are not counted in determining the amount of shares voted on any item. A shareholder may revoke his proxy by a later proxy or by giving notice of such revocation to Illini in writing before or at the time of the meeting. Attendance at the meeting will not in and of itself constitute the revocation of a proxy.

The cost of solicitation of proxies will be paid by Illini. In addition to the solicitation by mail, officers, directors, and employees of Illini may solicit proxies by telephone, telegram, or by personal interviews. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

A copy of Illini's Annual Report on Form 10-KSB for 1997 is enclosed, but is not incorporated into this proxy statement or made a part of the proxy soliciting material. The approximate date on which this proxy statement and form of proxy was first sent to shareholders was March 23, 1998.

                      PROPOSAL I -- ELECTION OF DIRECTORS

Under Illini's Articles of Incorporation, as amended, the Board of Directors is divided into three classes. The Board of Directors presently consists of twelve (12) members. As a result of the unfortunate death of Director Robert Goldman in May 1997, the Board of Directors approved the appointment of N. Ronald Thunman to replace Goldman's seat on the Board of Directors on a temporary basis until he is officially elected at the Annual Meeting.

Each year, the shareholders are asked to elect the members of a class for a term of three years. The Board of Directors, therefore, recommends the following nominees for election as Directors for a term ending at the Annual Meeting in 2001:

     Messrs. William B. McCubbin, Burnard K. McHone, Robert F. Olson,
     N. Ronald Thunman, William G. Walschleger, and Perry Williams

It is expected that all shares of Common Stock represented by an executed proxy in the accompanying form will be voted equally for the election of the persons listed above as Directors for whom authority to vote has not been withheld unless some other allocation of votes is specified on such proxy. Notwithstanding the foregoing, the proxy holders reserve the right, exercisable in their sole discretion, to vote proxies cumulatively so as to elect all or as many as possible of such Director nominees depending upon circumstances at the meeting. Whether or not any shares are voted cumulatively, the six persons receiving the highest number of votes will be elected as Directors. The Board of Directors has no reason to believe that any of the nominees will not be available to serve if elected. However, if any of the nominees are not available to serve if elected, proxies may be voted for election of other persons selected by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The information on the following page is provided with respect to each nominee for Director and each Director whose term of office extends beyond the date of the Annual Meeting and who will continue in office for their existing terms. On November 4, 1993, Illini Bank East, Illini Bank Menard County, and Illini Bank North were merged with, into, and under the charter of Illini Bank, a wholly-owned subsidiary of Illini (the "Illini Banks Merger"). As discussed herein, certain of the Directors were directors of the Illini Banks prior to the Illini Bank Merger.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SIX DIRECTOR NOMINEES.

Name, Age, Principal Occupation                       Director of
   and Other Directorships                            Illini Since
------------------------------------------------------------------
NOMINEES FOR THE TERM ENDING IN 2001:

     WILLIAM B. MCCUBBIN - 60, Farmer                     1983

     Mr. McCubbin has engaged in farming in Sangamon County since 1961. He served as a director of Illini Bank-Coffeen until its consolidation with Illini Bank in 1991 and 1993.

     BURNARD K. MCHONE - 58, Banking Executive            1992

     Mr. McHone assumed the position of President of Illini on January 1, 1992, and was subsequently elected a Director at the 1992 Annual Meeting. Prior to accepting these positions, Mr. McHone had over 15 years of bank management experience as President, Chairman and Controller of Farmers National Bank of Geneseo and Farmers National Bancorp, Inc. Effective with the consummation of the merger of Illini Bank in 1993, Mr. McHone was appointed as a Director and President of Illini Bank.

     ROBERT F. OLSON - 67, Retired State Representative          1988

     Mr. Olson has been retired as State Representative from the Illinois General Assembly since 1994. He is also a retired farmer. He currently operates a Farm Management Service for out of state landowners. He served as a director and Chairman of the Board of Illini Bank-North until the Illini Banks Merger. Mr. Olson now serves as a director of Illini Bank.

     N. RONALD THUNMAN - 66, President of CAE Electronics        1997

     Mr. Thunman is the President of CAE Electronics Corporation in Leesburg, Virginia since March 1995. Previously, Mr. Thunman was Chairman of the Board of Directors of ABB Government Services Corporation from 1990 through 1995. Mr. Thunman is a retired Vice Admiral from the United States Navy. Mr. Thunman serves as an advisory board member of Illini Bank.

     WILLIAM G. WALSCHLEGER JR. - 75, Retired Land Surveyor 1986

     Mr. Walschleger has owned Walschleger Land Surveyors since 1963. Mr. Walschleger operated the business until his retirement in 1995. He served as Chairman of the Board of Illini Bank-Danvers until the August 1991 directorate consolidation. He continues to serve as a director of Illini Bank.

     Name, Age, Principal Occupation                   Director of
       and Other Directorships                         Illini Since
     ---------------------------------------------------------------

     PERRY WILLIAMS - 73, Retired                           1988

     Mr. Williams retired in 1986 as a property manager, formerly employed by the State of Illinois. He served as President of the Elkhart Bank before its merger. He served as a director of Illini Bank-North until the consummation of the Illini Banks Merger.

CONTINUING DIRECTORS FOR THE TERM ENDING IN 1999:

     KENNETH G. DEVERMAN - 48, Farmer                       1987

     Mr. Deverman has been a grain and livestock farmer in Greenview since 1972. He served as a director of Illini Bank of Menard County until the Illini Banks Merger was completed.

     WILLIAM N. ETHERTON  - 71, Farmer                      1994

     Mr. Etherton owns and operates a large grain and livestock farm and has been in farming his entire life. He also serves as a director of Illini Bank.

     JOHN H. PICKRELL - 78, Farm Manager                         1983

     Mr. Pickrell has operated a farm and has been engaged in farm management since 1978. He was appointed as a director and Treasurer of Illini Bank upon consummation of the Illini Banks Merger. Mr. Pickrell is also Treasurer of Illini and has held such position since 1983.

CONTINUING DIRECTORS FOR THE TERM ENDING IN 2000:

     THOMAS A. BLACK - 60, Management                       1983

     Mr. Black has been employed by Caterpillar Tractor Company since 1956 and has held a management position since 1973. He served as a director of Illini Bank-East until the Illini Banks Merger was consummated, and now serves as a director and Chairman of the Board of Illini Bank. Mr. Black also serves as Chairman of the Board of Illini and has held such position since 1983.

     RONALD E. CRAMER - 56, Real Estate                     1987

     Mr. Cramer has operated a real estate management and construction business for the majority of his life. He previously served as President of Illini Bank of Menard County until August of 1991 and as a director and Chairman of the Board of Illini Bank of Menard County until the Illini Banks Merger was complete. Mr. Cramer now serves as a director and Secretary for both Illini and Illini Bank.

     Name, Age, Principal Occupation                   Director of
       and Other Directorships                         Illini Since
     -------------------------------------------------------------------------
     LAWRENCE B. CURTIN - 71, Farmer                        1983

     Mr. Curtin owns and operates a large corn and soybean farm and has been in farming his entire life. He served as a director and Chairman of the Board of Illini Bank-East until the Illini Banks Merger was completed. He also serves as a director of Illini Bank.

Messrs. McCubbin, Pickrell, Black, and Curtin have each held the position indicated since Illini was chartered in 1983. Mr. Walschleger was added to the Board of Directors of Illini in 1986 upon consummation of Illini's acquisition of Sherman Banc Shares, Inc. Likewise, Messrs. Cramer and Deverman were added to Illini's Board in 1987 upon consummation of Illini's acquisition of Greenview Banc Shares, Inc. Messrs. Olson and Williams were added to the Board in 1988 upon consummation of Illini's acquisition of Elkhart Banc Shares, Inc. Messrs. McHone and Etherton were added to the Board in 1992 and 1994, respectively, upon reorganization of Illini's corporate structure. Mr. Thunman was added to the Board of Directors of Illini in 1997 to replace the seat vacated by the death of Robert Goldman.

During 1997, the Board of Directors of Illini held eleven meetings. Each of the current Directors attended more than 75% of the total number of meetings of the Board of Directors and of all Committees of which they were members.

The Board of Directors has established Committees to assist in the discharge of its responsibilities. In 1989, the Audit Committee was established and assigned the responsibility of oversight of the external and internal audit functions. Accordingly, this Committee enters into engagement agreements with Illini's external auditors and monitors the progress and scope of external and internal audits and their reported results. The present Directors serving on this Committee are Messrs. Curtin, Pickrell, Cramer, Black, McCubbin and Etherton. During 1996, the Audit Committee met five times.

In 1991, the Board established a Compensation Committee, which met two times during 1997 and consists of Messrs. Black, Deverman, Olson, Walschleger, and Williams. This Committee was created by Illini to oversee and control all administration of employee compensation and benefit matters for Illini and its subsidiary bank.

In 1992, the Board established a Shares Committee that did not meet during 1997 and consists of Messrs. Black, Cramer, Etherton, McHone, Pickrell, and Walschleger. The Shares Committee was established for the principal purpose of representing the ownership interests of the Company's shareholders. In addition, the Committee shall be responsible for continuously reviewing the trading in the capital shares of the Company and reporting thereon to the full Board.

In 1996, the Board established a Nominating Committee, which met five times during 1997 and consists of Messrs. Black, Cramer, Curtin, Etherton, McHone, and Olson. The Nominating Committee was created by Illini to oversee the duties of nominating a slate for election to the Board of Directors and with reviewing and determining the qualifications and eligibility of any nominee.

EXECUTIVE OFFICERS

The following table provides information with respect to the executive officers of Illini as of March 20, 1998 (or earlier), including all positions and offices with Illini.


          Name               Age                Office
---------------------------------------------------------------------------

     Thomas A. Black          60   Chairman of the Board
     Burnard K. McHone        58   President and Vice Chairman of the Board
     Ronald E. Cramer         56   Secretary
     William B. McCubbin      60   Assistant Secretary
     John H. Pickrell         78   Treasurer
     Gary W. Boblett          36   Chief Operating Officer
     Tony W. McLain           38   Vice President


BUSINESS EXPERIENCE OF NON-DIRECTOR EXECUTIVE OFFICERS

     GARY W. BOBLETT - 36              Chief Operating Officer

     Mr. Boblett joined Illini and Illini Bank in September 1996 as Senior Vice President responsible for all the commercial activities of the bank and Senior Loan Officer. In October 1997, he was promoted to Chief Operating Officer and added the Operations Department to his responsibilities. From 1994 to 1996, Mr. Boblett served as Senior Vice president and Manager of credit risk for a $1.7 billion multi-bank holding company. From 1987 to 1994, Mr. Boblett was a Field Manager and National Bank Examiner for the Office of the Comptroller of the Currency.

     TONY W. MCLAIN - 38                Vice President

     Mr. McLain joined Illini in May of 1983. He worked for different banks within Illini until February of 1987 when he was named CEO of Auburn Peoples Bank. Upon consummation of the Illini Banks merger, Mr. McLain was named Vice President of Retail Services for Illini and Illini Bank.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 12, 1998, with respect to all shareholders known to Illini to have been the beneficial owners of more than five percent of its Common Stock and the shares of Common Stock of Illini beneficially owned by each Director and by all Directors and executive officers of Illini as a group based upon information received from such persons. Beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest. Unless otherwise indicated, all persons shown in the table below have sole voting and dispositive power or share voting and dispositive power with members of their immediate families with respect to the number of shares listed next to their names.


                                                         Common Stock Beneficially Owned
                                                         -------------------------------
                                                          Number of      Percentage
Name of Beneficial Owner    Address (3)                    Shares         of Total
------------------------    -------------------------     ----------     ----------

Mae H. Noll                 903 South Lincoln Ave.          63,989  (1)    14.27%
                            Springfield, IL 62704-2338
Ida R. Noll (2)             1190 Williams Blvd.             43,663          9.74%
                            Springfield, IL 62704-2833
Thomas A. Black                                              6,749          1.50%
Ronald E. Cramer                                             2,786          0.62%
Lawrence B. Curtin                                           2,696          0.60%
Kenneth Deverman                                             1,108          0.25%
William N. Etherton                                          8,091          1.80%
William B. McCubbin                                          2,654          0.59%
Burnard K. McHone                                            3,181          0.71%
Robert F. Olson                                              2,272          0.51%
John H. Pickrell                                             4,055          0.90%
N. Ronald Thunman                                              100          0.02%
William G. Walschleger Jr.                                   6,217          1.39%
Perry Williams                                                 419          0.09%

     All 12 Directors and Executive
     Officers as a group                                    40,328          8.99%


(1) The information regarding the beneficial ownership of the Common Stock by this individual is based on a Schedule 13D filed by this individual with the Securities and Exchange Commission on February 7, 1997.

(2)  Ida R. Noll is the daughter-in-law of Mae H. Noll

(3)  Provided for beneficial owners of more than five percent of Common Stock.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for 1997 awarded to or earned by the Chief Executive Officer of the Company.


--------------------------------------------------------------------------------
                              Summary Compensation Table
                                 Annual Compensation
--------------------------------------------------------------------------------
     Name and Principal Position
--------------------------------------------------------------------------------
                                   Year      Salary($)      Bonus($)
                                   ----      ---------      --------
     Burnard McHone                1997      $108,500       $0
     President                     1996      $107,000       $1,177
                                   1995      $99,546        $0
--------------------------------------------------------------------------------


EMPLOYMENT AGREEMENT

Illini and Illini Bank have entered into an employment agreement with Burnard K. McHone, effective as of October 30, 1996, under which Mr. McHone shall be employed until December 31,

1999. Provided the agreement is not terminated before December 31, 1999, after such date the agreement shall continue indefinitely until it is replaced in writing or until it is terminated, except that the severance pay provisions, which shall apply in the case of termination of Mr. McHone's employment prior to December 31, 1999, shall no longer be in force. Mr. McHone may terminate the employment agreement at any time upon 30 days' prior notice to Illini.

Under the employment agreement, the base salary of Mr. McHone is $108,500 per year. The Board of Directors of Illini or Illini Bank, or a committee authorized to act therefor may adjust Mr. McHone's compensation from time to time. In addition to his base salary, the agreement provides for Mr. McHone's participation in Illini and Illini Bank's Performance Compensation for Stakeholders Program (a cash bonus plan) and his participation in such other benefits as are made available to employees of Illini and Illini Bank (such as group health, medical and other employee benefit plans).

The employment agreement provides for continuing benefits in the event Mr. McHone's employment is terminated prior to December 31, 1999. Specifically, Mr. McHone shall be entitled to severance pay if (a) Illini or Illini Bank terminate his employment, except for "cause" (I.E., substantial violation of Illini or Illini Bank's Code of Conduct or its personnel policies in effect from time to time, substantial violation of laws and regulations applicable to banking and failure to maintain and perform the personal services set forth in the employment agreement with professional standards of skill, care and prudence) or (b) Mr. McHone terminates his employment for "good reason" (I.E., Illini or Illini Bank decrease his annual base salary or substantially change his job description or actual duties of employment by Illini or Illini
Bank) within six months of the date of a change of control of Illini and/or Illini Bank as defined in the Change in Bank Control Act of 1978, as amended,
 Severance pay under such circumstances shall be equal to six months of his annual pay and benefits to which he may be entitled, compensation earned under any compensation program, employee benefits for which he may qualify at the time of termination, and reasonable out-placement and reemployment within the financial institutions industry; provided that, the total severance pay shall not exceed the amount that Mr. McHone would have received under the employment agreement if it had continued until its termination on December 31, 1999. Illini or Illini Bank may terminate the employment agreement at any time without cause by giving Mr. McHone 30 days' prior written notice.

The agreement with Mr. McHone includes a covenant, which will limit his ability under certain circumstances to compete with the business of Illini and Illini Bank during the course of his employment by Illini and Illini Bank. Furthermore, the agreement restricts Mr. McHone's use of confidential and proprietary information concerning Illini and Illini Bank obtained in the course of his employment.

A proposed amendment to Mr. McHone's employment contract has been approved by Illini's Compensation Committee. The principal changes in the proposed amendment extends severance payments to December 31, 2000, but limits such pay to six months if related to termination without cause and to 12 months if related to change in control.

COMPENSATION OF DIRECTORS

Directors of Illini receive $200 for each Director's meeting attended and $100 for each Committee meeting attended on which they serve. Those Directors who also serve as salaried officers of Illini do not receive Directors' fees from Illini. Certain Directors also receive fees as a director of Illini's subsidiary, which is $400 for each Director's meeting attended and $100 for each Loan Committee meeting attended. The Chairman of the Board receives fees in the amount of one and one-half the amount paid to other Directors.

TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND ASSOCIATES

Since January 1, 1993, some of the Directors and executive officers of Illini (and members of their immediate families and corporations, organizations and trusts with which these individuals are associated) have been indebted to one or more of the subsidiary banks in amounts of $60,000 or more. All such loans were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable loan transactions with unaffiliated persons. No such loan was classified by any of the subsidiary banks as of December 31, 1997 as a non-accrual, past due, restructured or potential problem loan.

Outside of normal customer relations, none of the Directors, executive officers, or 5% shareholders of Illini (or members of their immediate families) currently maintains or has maintained since January 1, 1993, any significant business or personal relationship with Illini or any of its subsidiaries other than such as might arise by virtue of such person's ownership interest in, or position with, Illini.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Illini's executive officers and Directors, and persons who own more than ten percent of a registered class of Illini's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, Directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms received by Illini, Illini believes that, during the period from January 1, 1997 until December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, Directors and ten percent shareholders were met.

      PROPOSAL II - - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, Certified Public Accountants, served as the Company's independent auditors for the year 1997. The Board of Directors has retained this firm as Illini's independent auditors for the year 1998, subject to ratification by shareholders at the Annual Meeting. A representative of KPMG Peat Marwick LLP will be present at the annual meeting, will be available to respond to questions of shareholders, and will be permitted to make a statement if he desires to do so.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                THE RATIFICATION OF KPMG PEAT MARWICK LLP.

SHAREHOLDER PROPOSALS

If shareholders' proposals are to be considered for inclusion in Illini's Proxy Statement for a forthcoming annual meeting of Illini's shareholders, such proposals must be submitted on a timely basis and the proposals and proponents thereof otherwise must meet the requirements established by the Securities and Exchange Commission for shareholder proposals. Proposals for the 1999 Annual Meeting of Shareholders must be received by Illini at its principal executive office no later than January 19, 1999. Any such proposals, together with supporting statements, should be directed to the Secretary of Illini.

ADDITIONAL INFORMATION AVAILABLE

UPON WRITTEN REQUEST, WITHOUT CHARGE TO ANY SHAREHOLDER, ILLINI WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB AND THE SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 1997 INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES THERETO. ALL SUCH INQUIRIES SHOULD BE DIRECTED TO BURNARD K. MCHONE, PRESIDENT, ILLINI CORPORATION, 3200 WEST ILES AVENUE, SPRINGFIELD, ILLINOIS, 62707.

OTHER BUSINESS

The Board of Directors of Illini is not aware of any other matters that may come before the Annual Meeting of Shareholders. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting or any adjournment thereof.

                         BY RESOLUTION OF THE BOARD OF DIRECTORS



                         Ronald E. Cramer
                         Secretary

Date: March 20, 1998

                              ILLINI CORPORATION
                  PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD,
                   DETACH AND RETURN IN THE ENCLOSED ENVELOPE.





                      DETACH PROXY CARD HERE
-------------------------------------------------------------------------------

The undersigned appoints John H. Pickrell and Ronald E. Cramer, and each of them as attorneys and proxies with power of substitution to vote, as indicated hereon, all shares of common stock of Illini Corporation held of record in the name of, at the close of business on March 20, 1998 and, in their discretion, to vote on all other matters which may properly come before the April 16, 1998 Annual Meeting of Shareholders of Illini Corporation and at all adjourned sessions thereof, all as set forth in the Notice and Proxy Statement relating to the meeting.




                                                 If joint account, each
                                                 joint owner should
                                                 sign. State title when
                                                 signing as executor,
                                                 administrator, trustee,
                                                 guardian, etc.

                                                 DO NOT FOLD

                                                 DATED ________________

                                    SIGNED_____________________________

                                          _____________________________

                                                ILLINI CORPORATION
                                                3200 WEST ILES AVENUE
                                                SPRINGFIELD, IL 62707

               [GRAPHIC/MAP INDICATING
                LOCATION OF BANK      ]



The votes represented by this proxy, if properly executed, will be voted as indicated by you. If you sign and return the proxy unmarked, such vote will be voted "FOR" the election of directors, cumulatively for some if the proxies shall determine at their sole discretion, and "FOR" approval of the appointment of auditors. No proposal is related to or conditioned on any other proposal.

                                          Please mark your votes with an /X/.
                                          Then DATE PROXY AND SIGN ON REVERSE
                                          side exactly as name(s) are shown and
                                          return signed proxy in enclosed
                                          envelope.

------------------------------------------------------
DIRECTORS RECOMMEND A VOTE "FOR" Items 1 and 2
------------------------------------------------------

1. ELECTION OF DIRECTORS FOR / /              WITHHOLD AUTHORITY / /
                         all nominees listed to vote for all nominees below (except as marked to the contrary)

   WILLIAM B. MCCUBBIN               N. RONALD THUNMAN
   BURNARD K. MCHONE                 WILLIAM G. WALSCHLEGER
   ROBERT F. OLSON                   PERRY WILLIAMS

   To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

2. APPROVAL OF THE APPOINTMENT
   OF KPMG PEAT MARWICK LLP AS     FOR    AGAINST   ABSTAIN
   INDEPENDENT PUBLIC              / /      / /       / /
   ACCOUNTANTS FOR 1998.


                                        (To be signed on reverse side)